UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2017

Petrolia Energy Corporation
(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into Material Definitive Agreement

Jovian’s Second Debt Conversion of $2,000,000
On July 19, 2017, Petrolia Energy Corp. (the “Company”) entered into a Debt Conversion Agreement (the “Jovian Conversion Agreement”) with Jovian Petroleum Corporation and its subsidiary, Jovian Resources LLC (together known as “Jovian”), pursuant to which Jovian has converted the remaining $2,000,000 of the original $3,000,000 balance of the Production Payment Note (“Production Payment Note”) borrowed by the Company from Jovian referenced in a previous 8-K filing, dated October 5, 2016, into 12,749,286 shares of the Company’s Common Stock (the “Common Stock”) and 21,510 shares of the Company’s Series A Preferred Stock (the “Preferred Stock”), the terms of which are more fully described under Item 3.02 of this Report on Form 8-K, all of which is incorporated by reference into this Item 1.01. This conversion will cancel the remaining balance of the Production Payment Note by and between the Company and Jovian, dated February 28, 2016.  This is the same note that was partially reduced through Jovian’s first conversion that was included in the Form 8-K report dated May 30, 2017.

The Debt Conversion resulted in a reduction in the Company’s current liabilities of $95,980 and long-term debt of $1,904,020 and a corresponding $2,000,000 increase in stockholders’ equity as of July 19, 2017.

Jovian is an affiliate of the Company, as Quinten Beasley, the President and CEO of Jovian, sits on Petrolia’s board of directors along with Zel C. Khan, Petrolia’s CEO, a shareholder in Jovian. Both Mr. Beasley and Mr. Khan abstained from voting on the terms of the Conversion Agreement. The Company’s remaining board members voted in favor of the Conversion Agreement as disclosed.

Wilber Debt Conversion of $550,000
On July 6, 2017 the Company entered into a Debt Conversion Agreement with Rick Wilber pursuant to which Mr. Wilber has converted his $550,000 of convertible secured promissory notes to Company preferred stock.  The terms of which are more fully described under Item 3.02 of this Report on Form 8-K, all of which is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

As reported above under Item 1.01 of this Report on Form 8-K, all of such terms are incorporated by reference into this Item 3.02.

Jovian’s Second Debt Conversion of $2,000,000
On July 19, 2017, the Company issued 12,749,286 shares of its Common Stock and 21,510 shares of its Preferred Stock to Jovian Petroleum Corporation.  Included in the terms of the agreement, Jovian will cancel the remaining $2,000,000 of the original Jovian $3,000,000 Production Payment Note.  The shares of Common Stock were issued at a price of $0.14 per share and the shares of Preferred Stock were issued at a price of $10.00 per share.  The shares of Common Stock and Preferred Stock were issued to Jovian in a transaction exempt from registration under the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(2) thereof.  In connection therewith, Jovian has represented that it acquired the shares of Common Stock and Preferred Stock for its own account and not with a view towards resale and that it is an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

Wilber Debt Conversion of $550,000
On July 6, 2017 the Company entered into a Debt Conversion Agreement with Rick Wilber pursuant to which Mr. Wilber has converted his $350,000 convertible secured promissory note, his $100,000 convertible secured promissory note dated September 30, 2013 and his $100,000 convertible secured promissory note dated December 31, 2013.  Mr. Wilber was issued 55,000 shares of preferred stock valued at $10.00 per share.  The total transaction is valued at $550,000 which effectively cancels the total $550,000 debt principal balance.  The Preferred Stock terms include automatic conversion provisions, one of which requires a 71.428571 to-one basis conversion, not taking into account accrued dividends which also automatically convert into shares of Common Stock any time the Common Stock price equals or exceeds $0.28 per share for thirty (30) consecutive trading days.

Closing of Series A Offering
Effective April 11, 2017, the Company initiated a $2,000,000 Series A Convertible Preferred Stock (“Preferred Stock”) offering at a price of $10.00 per share.  The conversion price of the Preferred Stock results in a 71.429-for-one conversion into the Company’s Common Stock before taking into account any accrued dividends.  This conversion rate was based on the Company’s Common Stock price of $0.14 per share on April 11, 2017.  The holders of Series A Preferred Stock are entitled to receive non-cumulative dividends at a rate of 9%.  The Preferred Stock and any accrued dividends will automatically convert into Common Stock when the Company’s common stock market price equals or exceeds $0.28 per share for 30 consecutive trading days.  As of July 19, 2017, $2,000,000 of Preferred Stock has been issued with 24,100 shares of Preferred Stock being issued for $241,000 and 132,500 shares of Preferred Stock issued in connection with Debt Conversion Agreements discussed above in the aggregate amount of $1,325,000 and 43,400 shares of Preferred Stock issued in connection with the conversion of SUDS PORRI working interests in the amount of $434,000.

We claim an exemption from registration for the above issuances and grants pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances and grants did not involve a public offering, the recipients were (a) “accredited investors”; (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities; and/or (c) were officers and/or directors of the Company, the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing sales or issuances and we paid no underwriting discounts or commissions. The securities were subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

10.1*	Debt Conversion Agreement, dated July 18, 2017 by and between the Company and Jovian
10.2*	Debt Conversion Agreement, dated July 6, 2017 by and between the Company and Rick Wilber
99.1*	Company Press Release, dated July 24, 2017

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Paul Deputy
Paul Deputy CFO

Date: July 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Debt Conversion Agreement, dated July 18, 2017 by and between the Company and Jovian
10.2*	Debt Conversion Agreement, dated July 6, 2017 by and between the Company and Rick Wilber
99.1*	Company Press Release, dated July 24, 2017

* Filed herewith.